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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 1, 2001

                            LITTLE SWITZERLAND, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                      0-19369                   66-0476514
      --------                      -------                   ----------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)



           162-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS U.S.V.I. 60802
           -----------------------------------------------------------
          (Address and telephone number of principal executive offices)

       Registrant's telephone number, including area code: (340) 776-2010





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ITEM  5.  OTHER EVENTS.

      On May 4, 2001, Little Switzerland, Inc. ("Little Switzerland") announced the closing of its previously announced sale of a 45% equity interest to Tiffany & Co. International, Inc., an affiliate of Tiffany & Co. (collectively, "Tiffany"). Tiffany has invested approximately $9.3 million to purchase 7,410,000 newly-issued shares of common stock of Little Switzerland and has provided a line of credit of up to $2.5 million.

      A portion of the net proceeds from the transaction has been used to pay off approximately $8.75 million of Little Switzerland's bank indebtedness. Simultaneously, Little Switzerland has entered into a new credit facility with The Chase Manhattan Bank ("Chase"), one of its existing lenders. The new Chase credit facility is a one (1) year secured revolving line of credit of up to $3.75 million. Little Switzerland will use the remaining net proceeds from the transaction for working capital purposes.

      In connection with the closing of the transaction with Tiffany, Little Switzerland also entered into an Investor's Rights Agreement with Jewelcor Management, Inc., a principal stockholder of Little Switzerland ("Jewelcor"), which provides, among other things, that Jewelcor will have the right to subscribe for its pro rata share of certain new issuances of equity securities by Little Switzerland.

      The matters discussed in this current report on Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to those discussed in Little Switzerland's filings with the Securities and Exchange Commission (the "Commission"). All matters discussed in this Current Report are qualified in their entirety by reference to the documents listed under Exhibits in Item 7(c) hereof.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.


Exhibit No.       Exhibit
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10.1              Stock Purchase Agreement, dated as of May 1, 2001, between
                  Tiffany & Co. International and Little Switzerland, incorporated herein by reference to Tiffany & Co.'s Schedule
                  13D, filed with the Commission on May 10, 2001 (the "Tiffany
                  Schedule 13D").

10.2 Stockholder Agreement, dated as of May 1, 2001, between Tiffany & Co. International, Jewelcor Management, Inc., Seymour Holtzman and Little Switzerland filed as an exhibit to the Tiffany Schedule 13D, and incorporated herein by reference thereto.


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Exhibit No.       Exhibit
-----------       -------

10.3 Registration Rights Agreement, dated as of May 1, 2001, between Tiffany International and Little Switzerland, filed as an exhibit to the Tiffany Schedule 13D, and incorporated herein by reference thereto.

10.4 Investor's Rights Agreement, dated as of May 1, 2001, between Jewelcor Management, Inc. and Little Switzerland.

10.5 Loan Agreement, dated as of May 1, 2001, among L.S. Wholesale, Inc., Little Switzerland and The Chase Manhattan Bank.

10.6              Loan Agreement, dated as of May 1, 2001, among L.S. Holding
                  (USA), Inc., Little Switzerland and The Chase Manhattan Bank.

10.7 Loan Agreement, dated as of May 1, 2001, among L.S. Holding, Inc., Little Switzerland, and The Chase Manhattan Bank.

10.8              Security Agreement, dated as of May 1, 2001, among L.S.
                  Wholesale, Inc., Little Switzerland and The Chase Manhattan Bank.

10.9              Security Agreement, dated as of May 1, 2001, among L.S.
                  Holding (USA), Inc., Little Switzerland and The Chase Manhattan Bank.

10.10             Security Agreement, dated as of May 1, 2001, among L.S.
                  Holding, Inc., Little Switzerland and The Chase Manhattan
                  Bank.

10.11             Stock Pledge Agreement, dated as of May 1, 2001, from L.S.
                  Wholesale, Inc. and Little Switzerland in favor of The Chase Manhattan Bank.

10.12             Stock Pledge Agreement, dated as of May 1, 2001, from L.S.
                  Holding (USA), Inc. and Little Switzerland in favor of The Chase Manhattan Bank.

10.13             Stock Pledge Agreement, dated as of May 1, 2001, from L.S.
                  Holding, Inc. and Little Switzerland in favor of The Chase Manhattan Bank.

10.14 Loan Agreement, dated as of May 1, 2001, among L.S. Wholesale, Inc., Little Switzerland, and Tiffany and Company.

10.15             Loan Agreement, dated as of May 1, 2001, among L.S. Holding
                  (USA), Inc., Little Switzerland, L.S. Wholesale, Inc., and Tiffany and Company.
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10.16             Loan Agreement, dated as of May 1, 2001, among L.S. Holding,
                  Inc., Little Switzerland, L.S. Wholesale, Inc. and Tiffany and Company.

10.17 Security, Pledge and Guaranty Agreement, dated as of May 1, 2001, among L.S. Wholesale, Inc., Little Switzerland and Tiffany and Company.

10.18 Security, Pledge and Guaranty Agreement, dated as of May 1, 2001, among L.S. Holding (USA), Inc., Little Switzerland, L.S. Wholesale, Inc. and Tiffany and Company.

10.19 Security, Pledge and Guaranty Agreement, dated as of May 1, 2001, among L.S. Holding, Inc., Little Switzerland, L.S. Wholesale, Inc. and Tiffany and Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LITTLE SWITZERLAND, INC.


                                            By:   /s/ Robert L. Baumgardner
                                                 ------------------------------
                                                 Robert L. Baumgardner
                                                 President

Date:  May 30, 2001